EXHIBIT 99.3

                ACCEPTANCE OF APPOINTMENT AS OFFICER AND DIRECTOR
                                       OF
                             ACCESSPOINT CORPORATION
                              A NEVADA CORPORATION


         I, Andrea Salazar, having been appointed a Director of Accesspoint Corporation, a Nevada Corporation, do hereby accept said position effective as of the time of my appointment on August 15, 2005.

         Dated at Los Angeles, California, and made effective as of the 15th day of August, 2005.



                                             /s/ Andrea Salazar
                                             ------------------------
                                             Andrea Salazar, Director